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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):               January 24, 2002

                          EDUCATION LOANS INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-85963            91-1819974
(State or other jurisdiction of        (Commission        (I.R.S. Employer
incorporation or organization)         File Number)      Identification No.)

105 First Avenue Southwest, Aberdeen, South Dakota                     57401
  (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:               (605) 622-4400

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 1.   Changes in Control of Registrant.

          Not Applicable.


Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.


Item 3.   Bankruptcy or Receivership.

          Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.


Item 5.   Other Events.

          Pursuant to the Servicing and Administration Agreement, dated as of December 1, 1999 (the "Agreement"), among Education Loans Incorporated, as Issuer (the "Issuer"), Student Loan Finance Corporation, as Servicer and Administrator (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), the Servicer delivered to the Trustee the statement required by Section
          5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Student Loan Asset-Backed Notes, Series 1999-1, Series 2000-1, and Series 2001-1.

Item 6.   Resignation of Registrant's Directors.

          Not Applicable.

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Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.                  Description

               99.1 Servicing Report, dated December 31, 2001, delivered to the Trustee.


Item 8.   Change in Fiscal Year.

          Not Applicable.


Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          Not Applicable.


Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date:  January 24, 2002

                                        EDUCATION LOANS INCORPORATED

                                        By /s/  A. Norgrin Sanderson
                                           ------------------------------------
                                           A. Norgrin Sanderson
                                           President

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                                  EXHIBIT INDEX
                                  -------------

             Exhibit        Description of Exhibit
             -------        ----------------------

                99.1 Servicing Report, dated December 31, 2001, delivered to the Trustee.